                                                                   EXHIBIT: 99.7

[MERRILL LYNCH LOGO] COMPUTATIONAL MATERIALS FOR OWNIT, SERIES 2005-1

                               ABS NEW TRANSACTION

                             COMPUTATIONAL MATERIALS

                          $[384,076,000] (APPROXIMATE)
                                      OWNIT
                    MORTGAGE LOAN ASSET-BACKED CERTIFICATES,
                                 SERIES 2005-1

                      MERRILL LYNCH MORTGAGE CAPITAL INC.
                                     SELLER

                     MERRILL LYNCH MORTGAGE INVESTORS, INC.
                                   DEPOSITOR

                         OWNIT MORTGAGE SOLUTIONS INC.
                                   ORIGINATOR

                            LITTON LOAN SERVICING LP
                                    SERVICER

                        WELLS FARGO BANK MINNESOTA, N.A.
                                    TRUSTEE

                                FEBRUARY 1, 2005

-------------------
Recipients must read the information contained in the attached statement. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Merrill Lynch account executive for another copy. The collateral information set forth in the Computational Materials supersedes any previously distributed collateral information relating to the securities discussed in this communication and will be superseded by the information set forth in the final prospectus supplement.

[MERRILL LYNCH LOGO] COMPUTATIONAL MATERIALS FOR OWNIT, SERIES 2005-1

Except as provided in the following paragraph, the attached tables and other statistical analyses (the "Computational Materials") are privileged and confidential and are intended for use by the addressee only. These Computational Materials are furnished to you solely by Merrill Lynch, Pierce, Fenner & Smith Incorporated ("Merrill Lynch") and not by the issuer of the securities. The issuer of these securities has not prepared or taken part in the preparation of these materials. None of Merrill Lynch, the issuer of the securities nor any of their affiliates makes any representation as to the accuracy or completeness of the information herein. The information herein is preliminary, and will be superseded by the applicable Prospectus Supplement and by any other information subsequently filed with the Securities and Exchange Commission. Except as provided in the following paragraph, the information herein may not be provided by the addressees to any third party other than the addressee's legal, tax, financial and/or accounting advisors for the purposes of evaluating said material.

Notwithstanding anything to the contrary contained herein, except to the extent necessary to comply with applicable securities laws, any recipient of these Computational Materials (and each employee, representative or other agent of the recipient) may disclose to any and all persons, without limitation of any kind, the federal income tax treatment and tax structure of the issuer and the certificates, any fact relevant to understanding the federal tax treatment or tax structure of the issuer or the certificates, and all materials of any kind (including opinions and other tax analyses) relating to such federal tax treatment or tax structure other than the identity of the issuer and information that would permit the identification of the issuer.

Numerous assumptions were used in preparing the Computational Materials which may or may not be stated therein. As such, no assurance can be given as to the accuracy, appropriateness or completeness of the Computational Materials in any particular context; or as to whether the Computational Materials and/or the assumptions upon which they are based reflect present market conditions or future market performance. These Computational Materials should not be construed as either projections or predictions or as legal, tax, financial or accounting advice.

Any yields or weighted average lives shown in the Computational Materials are based on prepayment assumptions and actual prepayment experience may dramatically affect such yields or weighted average lives. In addition, it is possible that prepayments on the underlying assets will occur at rates slower or faster than the rates assumed in the attached Computational Materials. Furthermore, unless otherwise provided, the Computational Materials assume no losses on the underlying assets and no interest shortfall. The specific characteristics of the securities may differ from those shown in the Computational Materials due to differences between the actual underlying assets and the hypothetical assets used in preparing the Computational Materials. The principal amount and designation of any security described in the Computational Materials are subject to change prior to issuance.

Although a registration statement (including the prospectus) relating to the securities discussed in this communication has been filed with the Securities and Exchange Commission and is effective, the final prospectus supplement relating to the securities discussed in this communication has not been filed with the Securities and Exchange Commission. This communication shall not constitute an offer to sell or the solicitation of any offer to buy nor shall there be any sale of the securities discussed in this communication in any state in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such state. Prospective purchasers are referred to the final prospectus and prospectus supplement relating to the securities discussed in this communication for definitive information on any matter discussed in this communication. A final prospectus and prospectus supplement may be obtained by contacting the Merrill Lynch Trading Desk at (212) 449-3659.

Please be advised that asset-backed securities may not be appropriate for all investors. Potential investors must be willing to assume, among other things, market price volatility, prepayments, yield curve and interest rate risk. Investors should fully consider the risk of an investment in these securities.

If you have received this communication in error, please notify the sending party immediately by telephone and return the original to such party by mail.

--------------------
Recipients must read the information contained in the attached statement. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Merrill Lynch account executive for another copy. The collateral information set forth in the Computational Materials supersedes any previously distributed collateral information relating to the securities discussed in this communication and will be superseded by the information set forth in the final prospectus supplement.

DEAL INFO

DEAL NAME          OWNIT 2005-1
BLOOMBERG TICKER:  OWNIT 2005-1
ASSET CLASS:       Subprime
ISSUER:            MLMI
TRUSTEE:           Wells
LEAD MANAGER(S)    ML

MONTH:
   To Roll         27
   Remaining Term  344
   Remaining IO    55
   Term

KEY

        - Cells in red font are calculations and should be left alone.

        - Significant Loans qualifiers are list below each bucket.

      (i) Fill in top 15 states only, combine the remaining in the "Other"
          Bucket.

     (ii) Extend Fixed / Floating bucket to include all loan types also separate 2/28 from Interest Only (IO) 2/28 and so on. If the concentration of IO's is greater than 20% please fill out the IO template.

                                  FICO BUCKET

                             DEAL SIZE                        WEIGHTED AVERAGE COLLATERAL CHARACTERISTICS
                  -------------------------------   WA LOAN   -------------------------------------------
FICO              #LOANS      BALANCE        %      BALANCE    WAC       FICO         %LTV         % DTI
----------        ------     ----------   -------   -------   -----      ----        ------        ------
NA                                          0.00%
=<500                  1        269,550     0.07%   269,550   8.63%       495        90.00%        44.54%
>500 =<520             1        244,950     0.06%   244,950   7.93%       519        74.98%        42.83%
>520 =<540             9      1,811,850     0.46%   201,317   7.61%       535        83.66%        42.66%
>540 =<560            24      4,046,340     1.03%   168,598   7.50%       549        72.15%        42.27%
>560 =<580            65     11,568,616     2.94%   177,979   7.37%       570        80.60%        42.61%
>580 =<600            83     14,594,445     3.71%   175,837   7.30%       591        79.78%        43.07%
>600 =<620           238     33,587,753     8.54%   141,125   7.40%       610        83.47%        44.88%
>620 =<640           276     43,224,959    11.00%   156,612   7.22%       631        84.06%        43.81%
>640 =<660           391     63,385,723    16.12%   162,112   7.19%       651        82.51%        44.13%
>660 =<680           398     60,435,733    15.37%   151,849   7.11%       669        83.68%        46.53%
>680 =<700           340     57,733,664    14.69%   169,805   6.67%       690        82.34%        45.02%
>700 =<750           449     73,742,978    18.76%   164,238   6.65%       722        83.09%        45.45%
>750                 165     28,476,198     7.24%   172,583   6.71%       768        83.61%        45.04%
                   -----    -----------   ------    -------   ----        ---        -----         -----
TOTAL              2,440    393,122,758   100.00%   161,116   7.00%       669        82.85%        44.86%
                   =====    ===========   ======    =======   ====        ===        =====         =====


                                    WEIGHTED AVERAGE COLLATERAL CHARACTERISTICS
                  -----------------------------------------------------------------------------------
FICO              NON - PRIMARY  NON SF/PUD  REFI CACHOUT   MI COVERED   NINA/NO DOC    INTEREST ONLY
----------        -------------  ----------  ------------   ----------   -----------    -------------
NA
=<500                 0.00%         0.00%         0.00%       0.00%         0.00%         100.00%
>500 =<520            0.00%         0.00%       100.00%       0.00%         0.00%           0.00%
>520 =<540            0.00%         0.00%        79.17%       0.00%         0.00%          68.67%
>540 =<560            0.00%         0.00%        56.88%       0.00%         0.00%          42.76%
>560 =<580            0.00%         8.21%        56.69%       0.00%         0.00%          51.86%
>580 =<600            0.62%         7.88%        46.96%       0.00%         0.00%          60.17%
>600 =<620            0.82%         6.75%        25.32%       0.00%         0.00%          62.15%
>620 =<640            1.81%         5.57%        32.94%       0.00%         0.00%          57.65%
>640 =<660            3.47%         6.99%        22.86%       0.00%         0.00%          59.14%
>660 =<680            2.60%         8.75%        14.53%       0.00%         0.00%          63.01%
>680 =<700            5.82%        10.76%        14.65%       0.00%         0.00%          63.68%
>700 =<750            4.02%        12.50%         7.22%       0.00%         0.00%          63.37%
>750                  5.00%         8.94%         4.13%       0.00%         0.00%          62.69%
                      ----         -----        ------        ----          ----          ------
TOTAL                 3.22%         8.77%        19.94%       0.00%         0.00%          61.23%
                      ====         =====        ======        ====          ====          ======


FICO MEAN:   669     MEDIAN:  666       STANDARD DEVIATION:     50.84
             ---              ---                               -----

                                   LTV BUCKET

                           DEAL SIZE                                WEIGHTED AVERAGE COLLATERAL CHARACTERISTICS
              -----------------------------------     WA LOAN       -------------------------------------------
LTV           # LOANS       BALANCE          %        BALANCE        WAC              FICO                %LTV
--------      -------       -------       -------     -------       -----             ----               ------
=<50              22        2,028,901       0.52%      92,223       7.59%              625               39.87%
>50 =<55           9        1,809,251       0.46%     201,028       7.00%              615               52.57%
>55 =<60          14        2,933,973       0.75%     209,570       6.53%              650               57.89%
>60 =<65          12        2,442,218       0.62%     203,518       6.59%              656               63.09%
>65 =<70          25        7,170,553       1.82%     286,822       6.66%              653               69.25%
>70 =<75          65       15,982,200       4.07%     245,880       6.82%              632               73.88%
>75 =<80       1,145      259,923,551      66.12%     227,007       6.47%              676               79.92%
>80 =<85          54        9,515,901       2.42%     176,220       7.27%              630               84.06%
>85 =<90         140       22,749,556       5.79%     162,497       7.47%              646               89.64%
>90 =<95          87       13,841,617       3.52%     159,099       7.38%              648               94.66%
>95 <100         101        5,071,828       1.29%      50,216       9.50%              679               99.51%
=>100            766       49,653,209      12.63%      64,821       9.29%              677              100.00%
               -----      -----------     ------      -------       ----               ---              ------
TOTAL          2,440      393,122,758     100.00%     161,116       7.00%              669               82.85%
               =====      ===========     ======      =======       ====               ===              ======

                                  WEIGHTED AVERAGE COLLATERAL CHARACTERISTICS
              ----------------------------------------------------------------------------------------
LTV           % DTI   NON - PRIMARY   NON SF/PUD  REFI CACHOUT  MI COVERED  NINA/NO DOC  INTEREST ONLY
--------      -----   -------------   ----------  ------------  ----------  -----------  -------------
=<50          37.60%       6.82%         0.00%       63.04%        0.00%        0.00%        9.12%
>50 =<55      39.33%       0.00%         9.36%       83.69%        0.00%        0.00%       27.52%
>55 =<60      40.52%       2.90%        17.56%       74.72%        0.00%        0.00%       24.85%
>60 =<65      44.57%       0.00%         0.00%       69.94%        0.00%        0.00%       45.29%
>65 =<70      45.48%       5.96%        22.69%       37.27%        0.00%        0.00%       64.49%
>70 =<75      41.34%       9.71%         1.49%       55.00%        0.00%        0.00%       57.86%
>75 =<80      45.46%       1.24%         9.33%       13.87%        0.00%        0.00%       75.02%
>80 =<85      42.21%      12.76%         8.64%       34.63%        0.00%        0.00%       53.99%
>85 =<90      43.09%      19.93%         4.55%       36.79%        0.00%        0.00%       58.04%
>90 =<95      42.79%       9.46%         7.32%       47.86%        0.00%        0.00%       51.04%
>95 <100      45.87%       0.00%        13.01%        9.59%        0.00%        0.00%        3.23%
=>100         45.37%       0.40%         8.31%       10.85%        0.00%        0.00%        7.60%
              -----       -----         -----        -----         ----         ----        -----
TOTAL         44.86%       3.22%         8.77%       19.94%        0.00%        0.00%       61.23%
              =====       =====         =====        =====         ====         ====        =====

LTV MEAN:    82.85      MEDIAN:     80     STANDARD DEVIATION:    11.33
             -----                  --                            -----

                                   DTI BUCKET

                              DEAL SIZE                                     WEIGHTED AVERAGE COLLATERAL CHARACTERISTICS
                  ------------------------------------      WA LOAN         -------------------------------------------
DTI               # LOANS      BALANCE           %          BALANCE         WAC           FICO     #LTV         % DTI
--------          -------    -----------       -------      -------         -----         ----     ------       ------
=<20                  36       5,561,337         1.41%      154,482         7.36%          645     82.39%        14.10%
>20 =<25              53       7,354,073         1.87%      138,756         6.94%          655     80.06%        22.68%
>25 =<30              80      10,819,790         2.75%      135,247         6.95%          651     82.93%        28.04%
>30 =<35             174      27,995,047         7.12%      160,891         7.03%          658     82.60%        32.89%
>35 =<40             235      32,419,972         8.25%      137,957         7.09%          663     82.35%        37.57%
>40 =<45             465      72,771,209        18.51%      156,497         6.99%          674     82.80%        42.76%
>45 =<50             803     138,953,336        35.35%      173,043         7.04%          680     82.80%        47.99%
>50 =<55             493      81,474,172        20.72%      165,262         6.92%          660     83.64%        52.65%
>55 =<60              98      15,115,572         3.85%      154,241         6.90%          649     82.30%        55.57%
>60                    3         658,249         0.17%      219,417         6.44%          740     82.24%        60.31%
                   -----     -----------       ------       -------         ----           ---     -----         -----
TOTAL              2,440     393,122,758       100.00%      161,116         7.00%          669     82.85%        44.86%
                   =====     ===========       ======       =======         ====           ===     =====         =====

                          WEIGHTED AVERAGE COLLATERAL CHARACTERISTICS
                   ------------------------------------------------------------------------------------
DTI                NON - PRIMARY     NON SF/PUD  REFI CACHOUT   MI COVERED  NINA/NO DOC  INTEREST ONLY
--------           -------------     ----------  ------------   ----------  -----------  -------------
=<20                    16.77%          4.92%        14.83%         0.00%       0.00%        64.49%
>20 =<25                12.75%          0.00%        32.94%         0.00%       0.00%        47.77%
>25 =<30                 4.33%          5.02%        40.75%         0.00%       0.00%        62.10%
>30 =<35                 3.17%          2.58%        32.95%         0.00%       0.00%        50.61%
>35 =<40                 4.75%          6.18%        16.95%         0.00%       0.00%        53.31%
>40 =<45                 3.29%          8.61%        20.68%         0.00%       0.00%        60.22%
>45 =<50                 1.70%         12.40%        13.68%         0.00%       0.00%        63.54%
>50 =<55                 2.70%          7.97%        22.93%         0.00%       0.00%        65.08%
>55 =<60                 6.23%          6.20%        21.51%         0.00%       0.00%        68.21%
>60                      0.00%          0.00%         0.00%         0.00%       0.00%         0.00%
                        -----          -----         -----          ----        ----         -----
TOTAL                    3.22%          8.77%        19.94%         0.00%       0.00%        61.23%
                        =====          =====         =====          ====        ====         =====

DTI MEAN:    44.86      MEDIAN:    46.61  STANDARD DEVIATION:        8.48
             -----                 -----                             ----

                                 PURPOSE BUCKET

                             DEAL SIZE                                  WEIGHTED AVERAGE COLLATERAL CHARACTERISTICS
                  -------------------------------       WA LOAN         -------------------------------------------
PURPOSE           # LOANS    BALANCE         %          BALANCE          WAC          FICO        %LTV       % DTI
----------------  -------  -----------    -------       -------         -----         ----        ----       ------
PURCHASE           1,882   294,429,949     74.90%       156,445         7.00%         680        83.42%      45.20%
REFI (CASH OUT)      429    78,369,899     19.94%       182,680         6.99%         638        80.57%      43.55%
REFI (NO CASH)                              0.00%
REFI (RATE TERM)     129    20,322,910      5.17%       157,542         7.12%         637        83.39%      45.02%
CONSOLIDATION                               0.00%
OTHER                                       0.00%
                   -----   -----------    ------        -------         ----          ---        -----       -----
TOTAL              2,440   393,122,758    100.00%       161,116         7.00%         669        82.85%      44.86%
                   =====   ===========    ======        =======         ====          ===        =====       =====

                                        WEIGHTED AVERAGE COLLATERAL CHARACTERISTICS
                    -----------------------------------------------------------------------------------
PURPOSE             NON - PRIMARY     NON SF/PUD  REFI CACHOUT   MI COVERED  NINA/NO DOC  INTEREST ONLY
--------------      -------------     ----------  ------------   ----------  -----------  -------------
PURCHASE                2.69%            10.07%        0.00%        0.00%       0.00%         63.28%
REFI (CASH OUT)         4.95%             5.36%      100.00%        0.00%       0.00%         56.69%
REFI (NO CASH)
REFI (RATE TERM)        4.23%             3.06%        0.00%        0.00%       0.00%         49.12%
CONSOLIDATION
OTHER
                        ----              ----       ------         ----        ----          -----
TOTAL                   3.22%             8.77%       19.94%        0.00%       0.00%         61.23%
                        ====              ====       ======         ====        ====          =====

                                OCCUPANCY BUCKET

                        DEAL SIZE                                  WEIGHTED AVERAGE COLLATERAL CHARACTERISTICS
                  ---------------------------------      WA LOAN   ------------------------------------------
OCC TYPE          # LOANS      BALANCE         %         BALANCE    WAC         FICO      %LTV         % DTI
--------------    -------    -----------    -------      -------   -----        ----     ------        ------
PRIMARY (OOC)      2,368     380,452,131     96.78%      160,664   7.00%         669     82.80%        44.99%
INVESTMENT            61      11,081,704      2.82%      181,667   7.03%         690     83.37%        41.80%
2ND / VACATION        11       1,588,923      0.40%      144,448   7.15%         691     89.67%        35.48%
RENTAL                                        0.00%
OTHER                                         0.00%
                   -----     -----------    ------       -------   ----          ---     -----         -----
TOTAL              2,440     393,122,758    100.00%      161,116   7.00%         669     82.85%        44.86%
                   =====     ===========    ======       =======   ====          ===     =====         =====


                                      WEIGHTED AVERAGE COLLATERAL CHARACTERISTICS
                  -----------------------------------------------------------------------------------
OCC TYPE          NON - PRIMARY     NON SF/PUD  REFI CACHOUT   MI COVERED  NINA/NO DOC  INTEREST ONLY
--------------    -------------     ----------  ------------   ----------  -----------  -------------
PRIMARY (OOC)          0.00%           8.64%      19.58%        0.00%        0.00%        61.29%
INVESTMENT           100.00%          14.46%      31.90%        0.00%        0.00%        58.45%
2ND / VACATION       100.00%           0.00%      21.79%        0.00%        0.00%        66.30%
RENTAL
OTHER
                       ----            ----       -----         ----         ----         -----
TOTAL                  3.22%           8.77%      19.94%        0.00%        0.00%        61.23%
                       ====            ====       =====         ====         ====         =====

                              DOCUMENTATION BUCKET

                              DEAL SIZE                                    WEIGHTED AVERAGE COLLATERAL CHARACTERISTICS
                  ----------------------------------        WA LOAN        --------------------------------------------
DOC TYPE          # LOANS      BALANCE          %           BALANCE         WAC           FICO          %LTV     % DTI
-------------     -------    -----------     -------        -------        -----          ----         -----     ------
FULL               1,542     242,947,064      61.80%        157,553        6.92%          655          83.08%    44.65%
ALTERNATIVE                                    0.00%
LIMITED (LIV)         27       5,154,649       1.31%        190,913        6.65%          679          81.66%    44.57%
STATED (NIV)         871     145,021,045      36.89%        166,499        7.15%          692          82.51%    45.22%
NO RATIO                                       0.00%
NINA                                           0.00%
NO DOC                                         0.00%
OTHER                                          0.00%
                   -----     -----------     ------         -------        ----           ---          -----     -----
TOTAL              2,440     393,122,758     100.00%        161,116        7.00%          669          82.85%    44.86%
                   =====     ===========     ======         =======        ====           ===          =====     =====


                                      WEIGHTED AVERAGE COLLATERAL CHARACTERISTICS
                  -----------------------------------------------------------------------------------
DOC TYPE          NON - PRIMARY     NON SF/PUD  REFI CACHOUT   MI COVERED  NINA/NO DOC  INTEREST ONLY
-------------     -------------     ----------  ------------   ----------  -----------  -------------
FULL                   3.76%           7.23%      25.66%          0.00%       0.00%         62.18%
ALTERNATIVE
LIMITED (LIV)         18.46%          20.32%      13.87%          0.00%       0.00%         73.44%
STATED (NIV)           1.79%          10.93%      10.56%          0.00%       0.00%         59.21%
NO RATIO
NINA
NO DOC
OTHER
                       ----            ----       -----           ----        ----          -----
TOTAL                  3.22%           8.77%      19.94%          0.00%       0.00%         61.23%
                       ====            ====       =====           ====        ====          =====

                 PROPERTY BUCKET
--------------------------------------------
                         DEAL SIZE
               -----------------------------  WA LOAN
PROPERTY TYPE  # LOANS    BALANCE       %     BALANCE
-------------  -------  -----------   ------  -------
SINGLE FAMILY   2,081   336,293,399   85.54%  161,602
PUD               134    22,362,831    5.69%  166,887
2-4 UNIT           18     3,792,356    0.96%  210,686
TOWNHOUSE                              0.00%
CONDO             207    30,674,172    7.80%  148,184
MH                                     0.00%
OTHER                                  0.00%
                -----   -----------  ------   -------
TOTAL           2,440   393,122,758  100.00%  161,116
                =====   ===========  ======   =======

                                                      PROPERTY BUCKET
-------------------------------------------------------------------------------------------------------------------------
                                          WEIGHTED AVERAGE COLLATERAL CHARACTERISTICS
               ----------------------------------------------------------------------------------------------------------
PROPERTY TYPE   WAC   FICO   %LTV   % DTI   NON-PRIMARY  NON SF/PUD  REFI CACHOUT  MI COVERED  NINA/NO DOC  INTEREST ONLY
-------------  -----  ----  ------  ------  -----------  ----------  ------------  ----------  -----------  -------------
SINGLE FAMILY  7.00%   668  82.85%  44.58%     3.12%        0.00%       20.97%          0.00%     0.00%         60.45%
PUD            6.92%   675  83.28%  46.33%     2.60%        0.00%       16.32%          0.00%     0.00%         66.89%
2-4 UNIT       6.78%   701  79.58%  47.23%    23.65%      100.00%       17.86%          0.00%     0.00%         53.08%
TOWNHOUSE
CONDO          7.07%   678  82.87%  46.61%     2.30%      100.00%       11.48%          0.00%     0.00%         66.71%
MH
OTHER
               ----   ----  -----   -----   -------      -------     --------      ---------   -------      ---------
TOTAL          7.00%   669  82.85%  44.86%     3.22%        8.77%       19.94%          0.00%     0.00%         61.23%
               ====   ====  =====   =====   =======      =======     ========      =========   =======      =========

                   PRINCIPAL BUCKET
----------------------------------------
                      DEAL SIZE
            ----------------------------  WA LOAN
UPB         #LOANS     BALANCE       %    BALANCE
----------  ------   ----------    -----  -------
=<50           445   15,912,788    4.05%   35,759
>50 =<75       293   18,214,724    4.63%   62,166
>75 =<100      201   17,741,126    4.51%   88,264
>100 =<125     193   21,974,144    5.59%  113,856
>125 =<150     224   30,950,541    7.87%  138,172
>150 =<200     348   60,341,023   15.35%  173,394
>200 =<250     233   52,184,345   13.27%  223,967
>250 =<300     191   52,468,161   13.35%  274,702
>300 =<350     119   38,461,651    9.78%  323,207
>350 =<400      77   28,828,043    7.33%  374,390
>400 =<450      54   22,985,688    5.85%  425,661
>450 =<500      34   16,248,796    4.13%  477,906
>500 =<600      21   11,829,635    3.01%  563,316
>600 =<700       5    3,208,094    0.82%  641,619
=>700            2    1,774,000    0.45%  887,000
            ------  -----------  ------   -------
TOTAL        2,440  393,122,758  100.00%  161,116
            ======  ===========  ======   =======

                                                PRINCIPAL BUCKET
----------------------------------------------------------------------------------------------------------------------
                                    WEIGHTED AVERAGE COLLATERAL CHARACTERISTICS
            ----------------------------------------------------------------------------------------------------------
UPB          WAC   FICO   %LTV   % DTI   NON-PRIMARY  NON SF/PUD  REFI CACHOUT  MI COVERED  NINA/NO DOC  INTEREST ONLY
----------  -----  ----  ------  ------  -----------  ----------  ------------  ----------  -----------  -------------
=<50        9.80%  671   98.03%  44.50%     0.25%        9.39%       13.79%        0.00%       0.00%          0.00%
>50 =<75    9.25%  678   96.69%  44.53%     1.78%       11.73%        7.70%        0.00%       0.00%          2.56%
>75 =<100   8.57%  675   91.57%  45.26%     5.57%        8.33%       10.41%        0.00%       0.00%         18.72%
>100 =<125  7.34%  656   84.57%  43.42%     4.80%        7.18%       17.44%        0.00%       0.00%         40.70%
>125 =<150  6.99%  655   81.86%  42.84%     5.38%       10.27%       23.64%        0.00%       0.00%         51.35%
>150 =<200  6.72%  660   81.50%  44.02%     4.34%        5.62%       27.54%        0.00%       0.00%         56.17%
>200 =<250  6.58%  666   80.88%  44.57%     1.62%       10.79%       22.06%        0.00%       0.00%         70.19%
>250 =<300  6.62%  672   81.14%  45.13%     2.63%       12.01%       17.79%        0.00%       0.00%         79.46%
>300 =<350  6.47%  683   80.73%  46.35%     3.48%       10.07%       15.81%        0.00%       0.00%         75.16%
>350 =<400  6.64%  677   80.84%  45.52%     3.81%        6.63%       15.52%        0.00%       0.00%         85.76%
>400 =<450  6.46%  670   79.54%  45.43%     3.74%       13.15%       23.97%        0.00%       0.00%         87.49%
>450 =<500  6.45%  669   78.27%  48.17%     2.82%        2.89%       26.38%        0.00%       0.00%         85.31%
>500 =<600  6.47%  672   78.02%  44.81%     0.00%        0.00%       33.49%        0.00%       0.00%         61.75%
>600 =<700  6.28%  719   76.61%  47.36%     0.00%        0.00%        0.00%        0.00%       0.00%        100.00%
=>700       6.38%  718   74.08%  44.88%     0.00%        0.00%        0.00%        0.00%       0.00%        100.00%
            ----   ---   -----   -----      ----        -----       ------         ----     -------         ------
TOTAL       7.00%  669   82.85%  44.86%     3.22%        8.77%       19.94%        0.00%       0.00%         61.23%
            ====   ===   =====   =====      ====        =====       ======         ====     =======         ======

* In $1,000
                            MIN 9,974  MAX 1,050,000

            STATE CONCENTRATION BUCKET (i)
---------------------------------------------
                          DEAL SIZE
                -----------------------------  WA LOAN
STATE*          # LOANS    BALANCE       %     BALANCE
--------------  -------  -----------  -------  -------
CALIFORNIA      1,255    253,770,618   64.55%  202,208
WASHINGTON        351     45,785,349   11.65%  130,443
COLORADO          271     32,372,973    8.23%  119,457
OREGON            227     26,585,796    6.76%  117,118
ARIZONA           131     13,272,285    3.38%  101,315
GEORGIA            77      8,116,654    2.06%  105,411
TENNESSEE          41      3,667,998    0.93%   89,463
OHIO               27      3,022,520    0.77%  111,945
MICHIGAN           20      1,813,261    0.46%   90,663
NEVADA             12      1,691,999    0.43%  141,000
NORTH CAROLINA     12      1,270,415    0.32%  105,868
KENTUCKY            5        698,101    0.18%  139,620
WYOMING             4        408,376    0.10%  102,094
SOUTH CAROLINA      3        323,635    0.08%  107,878
IDAHO               2        141,425    0.04%   70,713
OTHER               2        181,352    0.05%   90,676
                -----    -----------  -------  -------
TOTAL           2,440    393,122,758  100.00%  161,116
                =====    ===========  =======  =======

                                             STATE CONCENTRATION BUCKET (i)
--------------------------------------------------------------------------------------------------------------------------
                                       WEIGHTED AVERAGE COLLATERAL CHARACTERISTICS
                ----------------------------------------------------------------------------------------------------------
STATE*           WAC   FICO   %LTV   % DTI   NON-PRIMARY  NON SF/PUD  REFI CACHOUT  MI COVERED  NINA/NO DOC  INTEREST ONLY
--------------  -----  ----  ------  ------  -----------  ----------  ------------  ----------  -----------  -------------
CALIFORNIA      6.94%   677  81.99%  45.54%     3.04%       10.27%       17.84%        0.00%       0.00%         66.11%
WASHINGTON      7.01%   663  84.07%  44.25%     3.28%        6.71%       19.21%        0.00%       0.00%         55.76%
COLORADO        7.02%   654  83.14%  44.05%     1.04%        4.78%       37.14%        0.00%       0.00%         61.29%
OREGON          7.03%   661  84.16%  42.07%     6.23%        6.27%       28.47%        0.00%       0.00%         46.10%
ARIZONA         7.07%   651  83.31%  44.04%     1.59%       11.69%       20.80%        0.00%       0.00%         63.36%
GEORGIA         7.68%   634  87.67%  44.42%     5.02%        0.00%        4.78%        0.00%       0.00%         31.51%
TENNESSEE       7.40%   631  86.29%  44.95%     4.50%        3.11%        3.69%        0.00%       0.00%         21.95%
OHIO            7.72%   649  90.70%  38.32%     1.99%        8.16%       25.45%        0.00%       0.00%         47.63%
MICHIGAN        7.53%   663  87.08%  45.48%     7.80%        8.24%       10.48%        0.00%       0.00%         11.16%
NEVADA          7.39%   660  86.21%  44.21%    13.23%        0.00%        0.00%        0.00%       0.00%         41.29%
NORTH CAROLINA  8.17%   612  92.06%  40.26%     5.99%        0.00%        0.00%        0.00%       0.00%         41.55%
KENTUCKY        7.80%   637  86.98%  44.69%     0.00%        0.00%       16.50%        0.00%       0.00%         30.54%
WYOMING         6.83%   640  85.83%  37.75%    30.24%        0.00%       37.45%        0.00%       0.00%         56.10%
SOUTH CAROLINA  7.32%   617  89.74%  49.85%    17.32%        0.00%       42.62%        0.00%       0.00%          0.00%
IDAHO           7.12%   650  83.99%  39.37%     0.00%        0.00%        0.00%        0.00%       0.00%         80.04%
OTHER           7.76%   661  99.73%  29.44%     0.00%       29.42%       29.42%        0.00%       0.00%         70.58%
                ----   ----  -----   -----     -----        -----        -----         ----        ----          -----
TOTAL           7.00%   669  82.85%  44.86%     3.22%        8.77%       19.94%        0.00%       0.00%         61.23%
                ====   ====  =====   =====     =====        =====        =====         ====        ====          =====

*Separate California into North and South if possible.

                      DEAL SIZE
CALIFORNIA  -----------------------------  WA LOAN
BREAKDOWN   #LOANS     BALANCE        %    BALANCE
---------   -------  -----------  -------  -------
CA NORTH        414   78,516,546   30.94%  189,653
CA SOUTH        841  175,254,072   69.06%  208,388
              -----  -----------  -------  -------
              1,255  253,770,618  100.00%  202,208
              =====  ===========  =======  =======

                                WEIGHTED AVERAGE COLLATERAL CHARACTERISTICS
CALIFORNIA  ----------------------------------------------------------------------------------------------------------
BREAKDOWN    WAC   FICO   %LTV   % DTI   NON-PRIMARY  NON SF/PUD  REFI CACHOUT  MI COVERED  NINA/NO DOC  INTEREST ONLY
----------  -----  ----  ------  ------  -----------  ----------  ------------  ----------  -----------  -------------
CA NORTH    6.88%  669   82.69%  45.09%     3.71%        5.55%       22.09%        0.00%       0.00%        71.46%
CA SOUTH    6.97%  680   81.68%  45.75%     2.74%       12.39%       15.94%        0.00%       0.00%        63.71%
            ----   ---   -----   -----      ----        -----        -----         ----        ----         -----
            6.94%  677   81.99%  45.54%     3.04%       10.27%       17.84%        0.00%       0.00%        66.11%
            ====   ===   =====   =====      ====        =====        =====         ====        ====         =====

                    DEAL SIZE
         -----------------------------  WA LOAN
TYPE     #LOANS      BALANCE       %    BALANCE
-------  -------  -----------  -------  -------
FIXED      570     36,072,933    9.18%   63,286
BALLOON    363     22,931,804    5.83%   63,173
2/28       368     66,009,519   16.79%  179,374
3/27        51      8,827,234    2.25%  173,083
5/25        95     19,127,837    4.87%  201,346
2/28 IO    680    170,977,268   43.49%  251,437
3/27 IO    125     28,208,110    7.18%  225,665
5/25 IO    188     40,968,054   10.42%  217,915
OTHER                            0.00%
-----    -----    -----------  ------   -------
TOTAL    2,440    393,122,758  100.00%  161,116
=====    =====    ===========  ======   =======

                                                FIXED / FLOATING (ii)
                                                ---------------------
                                      WEIGHTED AVERAGE COLLATERAL CHARACTERISTICS
          ---------------------------------------------------------------------------------------------------------
TYPE      WAC   FICO   %LTV    %DTI   NON-PRIMARY  NON SF/PUD  REFI CACHOUT  MI COVERED  NINA/NO DOC  INTEREST ONLY
-------  -----  ---   ------  ------   ---------  ----------  ------------  ----------  -----------  --------------
FIXED    9.01%  666   92.19%  43.81%     1.62%       6.96%         21.96%       0.00%       0.00%          1.58%
BALLOON  9.62%  684   99.41%  45.44%     0.00%       9.55%         5.82%        0.00%       0.00%          0.00%
2/28     6.70%  659   80.77%  44.50%     5.30%       8.71%        25.09%        0.00%       0.00%          0.00%
3/27     6.73%  659   83.42%  40.47%     6.55%       3.83%        27.96%        0.00%       0.00%          0.00%
5/25     6.32%  676   80.20%  43.31%     2.51%       6.30%        30.57%        0.00%       0.00%          0.00%
2/28 IO  6.67%  670   80.64%  45.35%     2.73%      10.34%        15.14%        0.00%       0.00%        100.00%
3/27 IO  6.45%  669   80.47%  45.61%     4.16%       4.87%        27.64%        0.00%       0.00%        100.00%
5/25 IO  6.38%  677   80.65%  45.17%     4.13%       8.34%        25.76%        0.00%       0.00%        100.00%
OTHER
-----    ----   ---   -----   -----    ------     -------     ---------     --------    --------     ----------
TOTAL    7.00%  669   82.85%  44.86%     3.22%       8.77%        19.94%        0.00%       0.00%         61.23%
=====    ====   ===   =====   =====    ======     =======     =========     ========    ========     ==========

LIST ALL LOAN TYPES AND SEPARATE THE IO LOANS I.E. 2/28 AND 2/28 IO SHOULD HAVE SEPARATE ROWS.

                  DEAL SIZE
        -----------------------------  WA LOAN
TYPE    #LOANS     BALANCE       %     BALANCE
------  ------   -----------  -------  -------
FIRST    1,579   344,947,992   87.75%  218,460
SECOND     861    48,174,767   12.25%   55,952
THIRD                           0.00%
OTHER                           0.00%
------  ------   -----------  ------   -------
TOTAL    2,440   393,122,758  100.00%  161,116

                                                     LIEN BUCKET
                                                     -----------
                                     WEIGHTED AVERAGE COLLATERAL CHARACTERISTICS
        ----------------------------------------------------------------------------------------------------------
TYPE     WAC   FICO  %LTV     %DTI   NON-PRIMARY  NON SF/PUD  REFI CACHOUT  MI COVERED  NINA/NO DOC  INTEREST ONLY
-----   -----  ----  ------  ------  -----------  ----------  ------------  ----------  -----------  -------------
FIRST   6.63%   668  80.59%  44.78%     3.65%       8.77%        21.52%        0.00%       0.00%         69.79%
SECOND  9.65%   681  99.00%  45.42%     0.16%       8.72%         8.56%        0.00%       0.00%          0.00%
THIRD
OTHER
-----   ----   ----  -----   -----   -------      ------      --------      -------     -------      ---------
TOTAL   7.00%   669  82.85%  44.86%     3.22%       8.77%        19.94%        0.00%       0.00%         61.23%
=====   ====   ====  =====   =====   =======      ======      ========      =======     =======      =========

                     DEAL SIZE
          -----------------------------  WA LOAN
TYPE      #LOANS      BALANCE     %      BALANCE
--------  -------  -----------  -------  -------
NONE          346   27,355,841    6.96%   79,063
6 MONTHS                          0.00%
1 YEAR         85   16,047,735    4.08%  188,797
2 YEAR      1,430  241,118,758   61.33%  168,615
3 YEAR        398   69,753,832   17.74%  175,261
5 YEAR        181   38,846,593    9.88%  214,622
OTHER                             0.00%
-----     -------  -----------  ------   -------
TOTAL       2,440  393,122,758  100.00%  161,116
=====     =======  ===========  ======   =======

                                                 PREPAYMENT BUCKET
                                                 -----------------
                                   WEIGHTED AVERAGE COLLATERAL CHARACTERISTICS
          ----------------------------------------------------------------------------------------------------------
TYPE       WAC   FICO  %LTV     %DTI   NON-PRIMARY  NON SF/PUD  REFI CACHOUT  MI COVERED  NINA/NO DOC  INTEREST ONLY
--------  -----  ----  ------  ------  -----------  ----------  ------------  ----------  -----------  -------------
NONE      8.33%   663  89.36%  43.99%     4.02%       7.87%        13.16%        0.00%       0.00%        33.17%
6 MONTHS
1 YEAR    6.99%   671  80.38%  42.28%     8.93%       9.06%        36.18%        0.00%       0.00%        68.64%
2 YEAR    7.03%   669  83.10%  45.45%     2.60%      10.28%        15.39%        0.00%       0.00%        63.55%
3 YEAR    6.70%   668  80.81%  44.27%     3.71%       4.87%        30.24%        0.00%       0.00%        58.54%
5 YEAR    6.41%   673  81.40%  43.94%     3.28%       6.88%        27.69%        0.00%       0.00%        68.38%
OTHER
--------  ----   ----  -----   -----      ----       -----         -----         ----        ----         -----
TOTAL     7.00%   669  82.85%  44.86%     3.22%       8.77%        19.94%        0.00%       0.00%        61.23%
========  ====   ====  =====   =====      ====       =====         =====         ====        ====         =====

                                  INDEX BOCKET

                          DEAL SIZE
                 ----------------------------  WA LOAN
TYPE             #LOANS    BALANCE       %     BALANCE
---------------  ------  -----------  -------  -------
LIBOR - 6 MONTH  1,507   334,118,021   84.99%  221,711
LIBOR - 1 MONTH                         0.00%
FIXED RATE         933    59,004,737   15.01%   63,242
                                        0.00%
                                        0.00%
                                        0.00%
                                        0.00%
OTHER                                   0.00%
---------------  ------  -----------  ------   -------
TOTAL             2,440  393,122,758  100.00%  161,116
===============  ======  ===========  ======   =======

                                                  WEIGHTED AVERAGE COLLATERAL CHARACTERISTICS
                  ---------------------------------------------------------------------------------------------------------
TYPE              WAC   FICO   %LTV    %DTI   NON-PRIMARY  NON SF/PUD  REFI CACHOUT  MI COVERED  NINA/NO DOC  INTEREST ONLY
---------------  -----  ----  ------  ------  -----------  ----------  ------------  ----------  -----------  -------------
LIBOR - 6 MONTH  6.60%   669  80.70%  44.94%    3.62%        8.91%       20.69%       0.00%       0.00%         71.88%
LIBOR - 1 MONTH
FIXED RATE       9.25%   673  94.99%  44.44%    0.99%        7.97%       15.69%       0.00%       0.00%          0.96%

OTHER
---------------  ----   ----  -----   -----   ------       ------      -------       -----       -----        -------
TOTAL            7.00%   669  82.85%  44.86%    3.22%        8.77%       19.94%       0.00%       0.00%         61.23%
===============  ====   ====  =====   =====   ======       ======      =======       =====       =====        =======

LIST ALL RESET RATES

                            MORTGAGE INSURANCE (MI)


                             DEAL SIZE
                    ----------------------------  WA LOAN
TYPE                #LOANS    BALANCE        %    BALANCE
----------------    ------  ----------   -------  -------
=>80 LTV WITH MI                           0.00%
>80 LTV WITHOUT MI   1,148  100,832,112   25.65%   87,833
<80 LTV WITH MI                            0.00%
NOT COVERED BY MI    1,292  292,290,646   74.35%  226,231
OTHER                                      0.00%
----------------    ------  ----------   ------   -------
TOTAL                2,440  393,122,758  100.00%  161,116
================    ======  ==========   ======   =======

                                               WEIGHTED AVERAGE COLLATERAL CHARACTERISTICS
                     ---------------------------------------------------------------------------------------------------------
TYPE                 WAC   FICO  %LTV     %DTI  NON-PRIMARY  NON SF/PUD  REFI CACHOUT  MI COVERED  NINA/NO DOC   INTEREST ONLY
------------------  -----  ----  ------  ------ -----------  ----------  ------------  ----------  -----------   -------------
=>80 LTV WITH MI
>80 LTV WITHOUT MI  8.44%  662   95.40%  44.23%    7.20%       7.60%        23.96%        0.00%       0.00%          29.10%
<80 LTV WITH MI
NOT COVERED BY MI   6.51%  672   78.52%  45.08%    1.85%       9.17%        18.55%        0.00%       0.00%          72.32%
OTHER
------------------  ----   ---   -----   -----  -------      ------      --------      -------     -------       ---------
TOTAL               7.00%  669   82.85%  44.86%    3.22%       8.77%        19.94%        0.00%       0.00%          61.23%
==================  ====   ===   =====   =====  =======      ======      ========      =======     =======       =========

                                                                LOAN-TO-VALUE (LTV)
MI coverage based on FICO   -----------------------------------------------------------------------------------------------------
and LTV buckets             =<50  >50=<55  >55=<60  >60=<65  >65=<70  >70=<75  >75=<80  >80=<85  >85=<90  >90=<95  >95<100  =>100
-------------------------   ----  -------  -------  -------  -------  -------  -------  -------  -------  -------  -------  -----
            NA
            =<500
            >500 =<550
            >550 =<600
   F        >600 =<625
   I        >625 =<650
   C        >650 =<675
   O        >675 =<700
            >700 =<725
            >725 =<750
            >750 <800
            =>800

MASTER SERVICER:
BACKUP SERVICER:
                                    % NAME                              % NAME
PRIMARY SERVICER (S):       100.00% Litton       ORIGINATOR (S): 100.00% Ownlt
                  2                                          2
                  3                                          3
                  4                                          4
                  5                                          5
                  6                                          6
                  7                                          7
                  8                                          8
                  9                                          9
                 10                                         10

If there are more then 10 Servicers or Originator please list them all:

                                                SIGNIFICANT LOAN BREAKDOWN*
            -----------------------------------------------------------------------------------------------------------------------
                 DEAL SIZE      LTV SIGNIFICANT LOANS (i)    DOC SIGNIFICANT    DTI SIGNIFICANT LOANS (iv)   PROPERTY SIGNIFICANT
                                                               LOANS (ii)                                         LOANS (iii)
            ------------------  -------------------------  -------------------- --------------------------  -----------------------
FICO          BALANCE      %               BALANCE     %          BALANCE   %              BALANCE      %             BALANCE   %
----------  -----------  -----          -----------  ----         ------- -----          ----------   -----          -------- -----
NA                    -   0.00%                   -  0.00%           -     0.00%                   -   0.00%                -  0.00%
=<500           269,550   0.07%             269,550  0.07%           -     0.00%             269,550   0.07%                -  0.00%
>500 =<520      244,950   0.06% LOAN TO           -  0.00% ALL NO    -     0.00% DEBT TO     244,950   0.06%  ALL           -  0.00%
>520 =<540    1,811,850   0.46%  VALUE      806,482  0.21%  DOC,     -     0.00% INCOME    1,146,067   0.29% PROPE-         -  0.00%
>540 =<560    4,046,340   1.03%  (LTV)    1,063,427  0.27%   NO      -     0.00%  (DTI)    2,476,971   0.63%  RTY           -  0.00%
>560 =<580   11,568,616   2.94%   > 80    5,321,141  1.35% RATIO     -     0.00%   > 40    8,145,852   2.07% TYPES     949,989 0.24%
>580 =<600   14,594,445   3.71%           4,335,958  1.10%  AND      -     0.00%          10,114,434   2.57% EXCEPT  1,150,675 0.29%
>600 =<620   33,587,753   8.54%           9,789,954  2.49%  NINA     -     0.00%          24,050,517   6.12%   SF    2,267,070 0.58%
>620 =<640   43,224,959  11.00%          13,922,483  3.54%           -     0.00%          30,607,447   7.79%   AND   2,407,437 0.61%
>640 =<660   63,385,723  16.12%          14,758,927  3.75%           -     0.00%          47,585,158  12.10%   PUD   4,427,566 1.13%
>660 =<680   60,435,733  15.37%          15,614,155  3.97%           -     0.00%          52,105,932  13.25%         5,285,708 1.34%
>680 =<700   57,733,664  14.69%          12,551,673  3.19%           -     0.00%          47,075,543  11.97%         6,214,822 1.58%
>700 =<750   73,742,978  18.76%          15,437,599  3.93%           -     0.00%          62,127,388  15.80%         9,218,640 2.34%
=>750        28,476,198   7.24%           6,960,765  1.77%           -     0.00%          23,022,729   5.86%         2,544,621 0.65%
-----       ----------- ------  ------- ----------- -----  -------  ---    ----  ------- -----------  -----  ------- --------- ----
TOTAL       393,122,758 100.00% FLOW--> 100,832,112 25.65% FLOW-->   -     0.00% FLOW--> 308,972,538  78.59% FLOW-->           8.77%
-----       ----------- ------  ------- ----------- -----  -------  ---    ----  ------- -----------  -----  ------- --------- ----


BUCKETS SHOULD FLOW FROM ONE SIGNIFIER TO THE NEXT SIGNIFIER SEE DIAGRAM BELOW FOR FLOW CHART:

                          Aggregate Collateral

                                               LTV Significant Loans

                                               Doc Significant Loans

                                               DTI Significant Loans

                                               Property Significant Loans

*     Cells in red font are calculations and should be left alone.

(i)   Loans with LTV >80 should be placed in each corresponding bucket

(ii) Significant Documentation should consist of No doc, No Ratio and NINA loans.

(iii) Property Significant loans will consist of everything that is not Single Family and (PUD).

(iv)  DTI Significant loans should consist of loans with a DTI>40